UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2021

TREBIA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39331	98-1531250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Madison Avenue, Suite 2020 New York, NY	10010
(Address of principal executive offices)	(Zip Code)

(646) 450-9187

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary share, and one-third of one redeemable warrant	TREB.U	The New York Stock Exchange
Class A common ordinary shares, par value $0.0001 per share	TREB	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	TREB WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 23, 2021, Trebia Acquisition Corp. (“Trebia”), S1 Holdco, LLC, a Delaware limited liability company (“System1”) and System1 SS Protect Holdings, Inc., a Delaware corporation (“Protected”), issued a press release (the “Press Release”) announcing the updated projections of System1. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached hereto as Exhibit 99.2 is an investor presentation, dated September 23, 2021, that will now be used by Trebia, System1 and Protected with respect to the business combination of Trebia, System1 and Protected announced on June 28, 2021.

The information in this Item 7.01, including Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Trebia under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Important Information and Where to Find It

In connection with the proposed business combination (the “Business Combination”), Trebia filed a preliminary proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (“SEC”) to be distributed to holders of Trebia ordinary shares in connection with Trebia’s solicitation of proxies for the vote by Trebia’s shareholders in connection with the proposed business combination with S1 Holdco, LLC (“S1” and System1’s parent entity) and Protected.net Group Ltd. (“Protected”, and together with its and S1’s respective subsidiaries, collectively “System1”). Trebia also will file other documents regarding the proposed transaction with the SEC related to the proposed business combination. Trebia and System1 urge investors, shareholders and other interested persons to read the Proxy Statement (including the definitive Proxy Statement, when available), as well as other documents filed with the SEC in connection with the Business Combination, as these materials will contain important information about Trebia, System1 and the Business Combination. Such persons can also read (i) Trebia’s final prospectus, as amended, dated June 16, 2020 (SEC File No. 333-238824) which was filed with the SEC on June 18, 2020 (the “Trebia Prospectus”), for a description of the security holdings of Trebia’s officers and directors and their respective interests as security holders in the consummation of the proposed business combination, (ii) Trebia’s current report on Form 8-K which was filed with the SEC on June 29, 2021 for a description of the business combination agreement and certain ancillary agreements related to the Business Combination and (iii) the Proxy Statement. After the Proxy Statement has been cleared by the SEC, the definitive Proxy Statement will be mailed to Trebia’s shareholders as of a record date to be established for voting on the Business Combination and other matters related thereto. Shareholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Trebia Acquisition Corp., 41 Madison Avenue, Suite 2020, New York, NY 10010, or (646) 450-9187.

Participants in the Solicitation

Trebia and System1, and their respective directors, executive officers and other employees and members of their management may be deemed, under SEC rules, to be participants in the solicitation of proxies of Trebia’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Trebia’s directors and executive officers in (i) the Trebia Prospectus and (ii) the Proxy Statement. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Trebia’s shareholders (including information concerning the interests of Trebia’s and System1’s participants in the solicitation, which may, in some cases, be different than those of Trebia’s and System1’s equity holders generally) in connection with the Business Combination is set forth in the Proxy Statement for the Business Combination.

No Offer or Solicitation

This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This document also does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding Trebia, System1 or their respective management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this document may include, for example, statements about System1’s industry and market sizes; future opportunities for System1; expectations and projections concerning the future financial and operational performance and/or results of operations of System1; and the pending Business Combination transaction between Trebia and System1, including the implied enterprise value, ownership structure and the likelihood and ability of the parties to successfully consummate the transaction.

The forward-looking statements contained in this document are based on Trebia’s and System1’s current expectations and beliefs concerning future developments, and their potential effects on Trebia or System1 taking into account information currently available.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause System1’s actual financial results or operating performance to be materially different from those expressed or implied by these forward-looking statements. Such risks, uncertainties and assumptions include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against Trebia and/or System1 following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of Trebia, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on System1’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to maintain the listing of Trebia’s ordinary shares on NYSE following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of System1 to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations (including those concerning data security, consumer privacy and/or information sharing); and (11) the possibility that Trebia or System1 may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Trebia’s most recent filings with the SEC, including the Proxy Statement filed in connection with the Business Combination.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Joint Press Release of Trebia Acquisition Corp., System1 and Protected, dated September 23, 2021

99.2	Trebia Acquisition Corp. Investor Presentation, dated September 23, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2021

TREBIA ACQUISITION CORP.

By:	/s/ Paul Danola
Paul Danola President

Exhibit 99.1

System1 Increases Fiscal Year 2021 Guidance

LOS ANGELES, CA – September 23, 2021 – System1 (“System1” or the “Company”), a leading omnichannel customer acquisition marketing platform, announced today that the Company is increasing its fiscal year 2021 guidance for Adjusted Revenue to $778 million, from $741 million previously, and for Adjusted EBITDA to $109 million, from $98 million previously. This updated guidance reflects System1 and Protected.net on a combined basis.

In the preliminary Proxy Statement filed by Trebia Acquisition Corp. (“TREB” or “Trebia”) (NYSE: TREB) with the U.S. Securities and Exchange Commission on September 16, 2021, the Company reported for the first six months of 2021 combined revenues of $384 million, up 46% year-over-year, Adjusted Revenue of $385 million, up 50% year-over-year, net income of $24 million, versus a net loss of $12 million for the first six months of 2020, and Adjusted EBITDA of $53 million, up 146% year-over-year. A link to the Proxy Statement can be found on the “Investors” section of System1’s website located at https://ir.system1.com/overview/.

Michael Blend, Co-Founder and CEO of System1, commented, “In the first half of 2021, we drove significant year-over-year growth in our business compared to the prior year. On the basis of this robust performance across all of our business lines, we feel confident increasing our fiscal year 2021 outlook. This strong operating performance to start the year gives us optimism for continued positive growth in the second half of 2021.”

An updated investor presentation can be found in the “Events & Presentations” section of System1’s Investor Relations website located at https://ir.system1.com/events-and-presentations/default.aspx.

Definitions of Adjusted Revenue and Adjusted EBITDA, both non-GAAP measures, and reconciliations to the nearest GAAP metrics are set forth in the Proxy Statement and the investor presentation. The Company is unable to reconcile forecast Adjusted Revenue and Adjusted EBITDA to the nearest GAAP numbers due to uncertainties regarding taxes, purchase accounting and stock-based compensation.

In June 2021, System1 announced plans to list on the NYSE through a business combination with Trebia Acquisition Corp. Upon the closing of the business combination with Trebia, expected in Q4 2021, the parent company will be known as System1, Inc. and will trade under the new ticker symbol “SST.” For more information about the transaction, please visit the Investor Relations section of the System1 website at https://ir.system1.com/overview/.

About System1

System1 combines best-in-class technology & data science to operate the world’s most advanced Responsive Acquisition Marketing Platform (RAMP). System1’s RAMP is omnichannel and omnivertical, and built for a privacy-centric world. RAMP enables the building of powerful brands across multiple consumer verticals, the development & growth of a suite of privacy-focused products, and the delivery of high-intent customers to advertising partners. For more information, visit www.system1.com.

About Trebia Acquisition Corp.

Trebia Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more business entities. The company was founded by William P. Foley, II and Frank R. Martire, Jr. on February 11, 2020, and is headquartered in New York, NY. For more information, visit www.trebiaacqcorp.com

Important Information and Where to Find It

In connection with the proposed business combination (the “Business Combination”), Trebia filed a preliminary proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (“SEC”) to be distributed to holders of Trebia ordinary shares in connection with Trebia’s solicitation of proxies for the vote by Trebia’s shareholders in connection with the proposed business combination with S1 Holdco, LLC (“S1” and System1’s parent entity) and Protected.net Group Ltd. (“Protected”, and together with its and S1’s respective subsidiaries, collectively “System1”). Trebia also will file other documents regarding the proposed transaction with the SEC related to the proposed business combination. Trebia and System1 urge investors, shareholders and other interested persons to read the Proxy Statement (including the definitive Proxy Statement, when available), as well as other documents filed with the SEC in connection with the Business Combination, as these materials will contain important information about Trebia, System1 and the Business Combination. Such persons can also read (i) Trebia’s final prospectus, as amended, dated June 16, 2020 (SEC File No. 333-238824) which was filed with the SEC on June 18, 2020 (the “Trebia Prospectus”), for a description of the security holdings of Trebia’s officers and directors and their respective interests as security holders in the consummation of the proposed business combination, (ii) Trebia’s current report on Form 8-K which was filed with the SEC on June 29, 2021 for a description of the business combination agreement and certain ancillary agreements related to the Business Combination and (iii) the Proxy Statement. After the Proxy Statement has been cleared by the SEC, the definitive Proxy Statement will be mailed to Trebia’s shareholders as of a record date to be established for voting on the Business Combination and other matters related thereto. Shareholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Trebia Acquisition Corp., 41 Madison Avenue, Suite 2020, New York, NY 10010, or (646) 450-9187.

Participants in the Solicitation

Trebia and System1, and their respective directors, executive officers and other employees and members of their management may be deemed, under SEC rules, to be participants in the solicitation of proxies of Trebia’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Trebia’s directors and executive officers in (i) the Trebia Prospectus and (ii) the Proxy Statement. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Trebia’s shareholders (including information concerning the interests of Trebia’s and System1’s participants in the solicitation, which may, in some cases, be different than those of Trebia’s and System1’s equity holders generally) in connection with the Business Combination is set forth in the Proxy Statement for the Business Combination.

No Offer or Solicitation

This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This document also does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding Trebia, System1 or their respective management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this document may include, for example, statements about System1’s industry and market sizes; future opportunities for System1; expectations and projections concerning the future financial and operational performance and/or results of operations of System1; and the pending Business Combination transaction between Trebia and System1, including the implied enterprise value, ownership structure and the likelihood and ability of the parties to successfully consummate the transaction.

The forward-looking statements contained in this document are based on Trebia’s and System1’s current expectations and beliefs concerning future developments, and their potential effects on Trebia or System1 taking into account information currently available.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause System1’s actual financial results or operating performance to be materially different from those expressed or implied by these forward-looking statements. Such risks, uncertainties and assumptions include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against Trebia and/or System1 following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of Trebia, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on System1’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to maintain the listing of Trebia’s ordinary shares on NYSE following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of System1 to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) the amount of redemption requests by Trebia’s public shareholders; (11) changes in applicable laws or regulations (including those concerning data security, consumer privacy and/or information sharing); and (12) the possibility that Trebia or System1 may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Trebia’s most recent filings with the SEC, including the Proxy Statement filed in connection with the Business Combination.

Contacts:

Investors

Ashley DeSimone

ICR, Inc.

Ashley.desimone@icrinc.com

Brett Milotte

ICR, Inc.

Brett.milotte@icrinc.com

Media

Dan McDermott

ICR, Inc.

Dan.mcdermott@icrinc.com

Exhibit 99.2 Investor Presentation September 2021Exhibit 99.2 Investor Presentation September 2021

Disclaimer Disclaimer This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. Trebia Acquisition Corp. (“Trebia”), S1 Holdco, LLC (“S1”) and Protected.net Group Ltd. (“Protected”, and together with its and S1’s respective subsidiaries, collectively “System1”) and their respective directors, executive officers and other members of their respective management teams or other employees, under U.S. Securities and Exchange Commission (“SEC”) rules, may be deemed to be participants in the solicitation of proxies of Trebia’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Trebia’s directors and executive officers in Trebia’s final prospectus, as amended, dated June 16, 2020 (SEC File No. 333-238824), which was filed with the SEC on June 18, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Trebia’s shareholders in connection with the proposed business combination are set forth in the preliminary proxy statement for the proposed business combination which was filed with the SEC on September 16, 2021. Information concerning the interests of Trebia’s and System1’s participants in the solicitation, which may, in some cases, be different than those of Trebia’s and System1’s equity holders generally, are set forth in the proxy statement relating to the proposed business combination. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of Trebia, System1, their respective affiliates, directors, officers, employees, members, partners, shareholders or agents makes any representation or warranty with respect to the accuracy of such information. Forward-Looking Statements This presentation and any related oral commentary include forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements include, but are not limited to, statements regarding Trebia, System1 or their respective management team's expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words anticipate, believe, continue, could, estimate, expect, intend, may, might, plan, possible, potential, predict, project, should, would and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this presentation may include, for example, statements about System1's industry and market sizes; future opportunities for System1; expectations and projections concerning the future financial and operational performance and/or results of operations of System1; and the proposed business combination transaction between Trebia and System1, including the implied enterprise value, ownership structure and the likelihood and ability of the parties to successfully consummate the transaction. The forward-looking statements contained in this presentation are based on Trebia's and System1's current expectations and beliefs concerning future developments, and their potential effects on Trebia or System1 taking into account information currently available. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause System1's actual financial results or operating performance to be materially different from those expressed or implied by these forward-looking statements. Such risks, uncertainties and assumptions include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against Trebia and/or System1 following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of Trebia, certain regulatory approvals, or satisfy other conditions to closing set forth in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on System1’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to maintain the listing of combined company’s shares on NYSE following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of System1 to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations (including those concerning data security, consumer privacy and/or information sharing); and (11) the possibility that Trebia or System1 may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Trebia’s most recent filings with the SEC, including the preliminary proxy statement (and the definitive proxy statement, when available) filed with the SEC in connection with the proposed business combination. Please refer to the proxy statement for the risks and other factors that may impact System1’s business, prospects, financial results and operating performance. 2Disclaimer Disclaimer This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. Trebia Acquisition Corp. (“Trebia”), S1 Holdco, LLC (“S1”) and Protected.net Group Ltd. (“Protected”, and together with its and S1’s respective subsidiaries, collectively “System1”) and their respective directors, executive officers and other members of their respective management teams or other employees, under U.S. Securities and Exchange Commission (“SEC”) rules, may be deemed to be participants in the solicitation of proxies of Trebia’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Trebia’s directors and executive officers in Trebia’s final prospectus, as amended, dated June 16, 2020 (SEC File No. 333-238824), which was filed with the SEC on June 18, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Trebia’s shareholders in connection with the proposed business combination are set forth in the preliminary proxy statement for the proposed business combination which was filed with the SEC on September 16, 2021. Information concerning the interests of Trebia’s and System1’s participants in the solicitation, which may, in some cases, be different than those of Trebia’s and System1’s equity holders generally, are set forth in the proxy statement relating to the proposed business combination. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of Trebia, System1, their respective affiliates, directors, officers, employees, members, partners, shareholders or agents makes any representation or warranty with respect to the accuracy of such information. Forward-Looking Statements This presentation and any related oral commentary include forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements include, but are not limited to, statements regarding Trebia, System1 or their respective management team's expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words anticipate, believe, continue, could, estimate, expect, intend, may, might, plan, possible, potential, predict, project, should, would and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this presentation may include, for example, statements about System1's industry and market sizes; future opportunities for System1; expectations and projections concerning the future financial and operational performance and/or results of operations of System1; and the proposed business combination transaction between Trebia and System1, including the implied enterprise value, ownership structure and the likelihood and ability of the parties to successfully consummate the transaction. The forward-looking statements contained in this presentation are based on Trebia's and System1's current expectations and beliefs concerning future developments, and their potential effects on Trebia or System1 taking into account information currently available. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause System1's actual financial results or operating performance to be materially different from those expressed or implied by these forward-looking statements. Such risks, uncertainties and assumptions include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against Trebia and/or System1 following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of Trebia, certain regulatory approvals, or satisfy other conditions to closing set forth in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on System1’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to maintain the listing of combined company’s shares on NYSE following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of System1 to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations (including those concerning data security, consumer privacy and/or information sharing); and (11) the possibility that Trebia or System1 may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Trebia’s most recent filings with the SEC, including the preliminary proxy statement (and the definitive proxy statement, when available) filed with the SEC in connection with the proposed business combination. Please refer to the proxy statement for the risks and other factors that may impact System1’s business, prospects, financial results and operating performance. 2

Disclaimer (Continued) Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from any forward-looking statements contained in this presentation. Neither Trebia's nor System1's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the forward-looking statements for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Trebia and System1 will not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that such trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements. This presentation is not intended to constitute, and should not be construed as, investment advice. An investment in Trebia is not an investment in any of our founders' or sponsors' past investments or companies or any funds affiliated with any of the foregoing. The historical results of these investments are not indicative of future performance of Trebia (including after the closing of the proposed business combination), which may differ materially from the performance of the founders or sponsors past investments, companies or affiliated funds. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or symbols, but System1 will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adj. Revenue, Adj. Gross Profit and Adj. EBITDA. Trebia and System1 believe that these non-GAAP measures are useful to investors for two principal reasons: (1) these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance; and (2) these measures are used by System1's management and board of directors to assess its performance and may (subject to the limitations described below) enable investors to compare the performance of System1 to its competitors. Trebia and System1 believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP measures differently or use different non-GAAP measures financial from those used in this presentation, and therefore such measures may not be directly comparable to similarly titled measures of other companies. For reconciliation of these non-GAAP financial measures used in this presentation, see Net Income to Adj. EBITDA Reconciliation and GAAP Revenue/Gross Profit to Adj. Revenue/Adj. Gross Profit Reconciliation included in the Appendix at the end of this presentation, as well as information included in the proxy statement relating to the proposed business combination. Use of Projections This presentation contains financial forecasts with respect to the System1’s projected financial results. Neither Trebia’s nor System1’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of System1 or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. You should review this information together with System1’s historical information, as well as information included in the proxy statement relating to the proposed business combination. Important Information About the Proposed Business Combination and Where to Find It In connection with the proposed business combination, a proxy statement was filed by Trebia with the U.S. Securities and Exchange Commission (“SEC”) that will be distributed to holders of Trebia ordinary shares in connection with Trebia’s solicitation for proxies for the vote by Trebia’s shareholders in connection with the proposed business combination with System1 and other matters as described in the proxy statement. Trebia and System1 urge investors, shareholders and other interested persons to read, when available, the proxy statement, as well as other documents filed with the SEC in connection with the proposed business combination, as these materials will contain important information about Trebia, System1 and the proposed business combination. Such persons can also read Trebia’s final prospectus, as amended, dated June 16, 2020 (SEC File No. 333-238824), which was filed with the SEC on June 18, 2020, for a description of the security holdings of Trebia’s officers and directors and their respective interests as security holders in the consummation of the proposed business combination. When ready, the definitive proxy statement will be mailed to Trebia’s shareholders as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Trebia Acquisition Corp., 41 Madison Avenue, Suite 2020, New York, NY 10010. 3Disclaimer (Continued) Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from any forward-looking statements contained in this presentation. Neither Trebia's nor System1's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the forward-looking statements for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Trebia and System1 will not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that such trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements. This presentation is not intended to constitute, and should not be construed as, investment advice. An investment in Trebia is not an investment in any of our founders' or sponsors' past investments or companies or any funds affiliated with any of the foregoing. The historical results of these investments are not indicative of future performance of Trebia (including after the closing of the proposed business combination), which may differ materially from the performance of the founders or sponsors past investments, companies or affiliated funds. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or symbols, but System1 will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adj. Revenue, Adj. Gross Profit and Adj. EBITDA. Trebia and System1 believe that these non-GAAP measures are useful to investors for two principal reasons: (1) these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance; and (2) these measures are used by System1's management and board of directors to assess its performance and may (subject to the limitations described below) enable investors to compare the performance of System1 to its competitors. Trebia and System1 believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP measures differently or use different non-GAAP measures financial from those used in this presentation, and therefore such measures may not be directly comparable to similarly titled measures of other companies. For reconciliation of these non-GAAP financial measures used in this presentation, see Net Income to Adj. EBITDA Reconciliation and GAAP Revenue/Gross Profit to Adj. Revenue/Adj. Gross Profit Reconciliation included in the Appendix at the end of this presentation, as well as information included in the proxy statement relating to the proposed business combination. Use of Projections This presentation contains financial forecasts with respect to the System1’s projected financial results. Neither Trebia’s nor System1’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of System1 or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. You should review this information together with System1’s historical information, as well as information included in the proxy statement relating to the proposed business combination. Important Information About the Proposed Business Combination and Where to Find It In connection with the proposed business combination, a proxy statement was filed by Trebia with the U.S. Securities and Exchange Commission (“SEC”) that will be distributed to holders of Trebia ordinary shares in connection with Trebia’s solicitation for proxies for the vote by Trebia’s shareholders in connection with the proposed business combination with System1 and other matters as described in the proxy statement. Trebia and System1 urge investors, shareholders and other interested persons to read, when available, the proxy statement, as well as other documents filed with the SEC in connection with the proposed business combination, as these materials will contain important information about Trebia, System1 and the proposed business combination. Such persons can also read Trebia’s final prospectus, as amended, dated June 16, 2020 (SEC File No. 333-238824), which was filed with the SEC on June 18, 2020, for a description of the security holdings of Trebia’s officers and directors and their respective interests as security holders in the consummation of the proposed business combination. When ready, the definitive proxy statement will be mailed to Trebia’s shareholders as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Trebia Acquisition Corp., 41 Madison Avenue, Suite 2020, New York, NY 10010. 3

Sponsors & S1 Management William P. Foley II Frank R. Martire Jr Michael Blend Tridivesh Kidambi Trebia Trebia CEO & Co-Founder Chief Financial Officer 4Sponsors & S1 Management William P. Foley II Frank R. Martire Jr Michael Blend Tridivesh Kidambi Trebia Trebia CEO & Co-Founder Chief Financial Officer 4

Transaction Overview

System1 Overview

SYSTEM1

System1 is a leading omnichannel customer acquisition platform, delivering high-intent customers to advertisers and to their own subscription products. In the large and growing digital advertising market, System1 is poised for 30%+ organic Adj. Revenue growth.

Key Transaction Highlights

- Transaction represents $1.4 billion Enterprise Value
- Transaction is attractively priced relative to comparable companies trading multiples and operating metrics
- Use of Proceeds include[1]:
    - $250M to exiting private equity investor - Court Square Capital Partners[2]
    - $213M to management & employees
    - $55M in transaction fees and expenses
    - $184M of cash to the balance sheet[3]
- Management is fully committed to transaction and is rolling $668M of equity value and will own 52% of the business post merger
    - CEO and Co-Founder is rolling 100% of his total equity stake
- 100% Backstop for potential future redemptions[4]

1. Assumes $325M of debt incurred at closing under $400M total commitment
2. Current majority owner of System1
3. Assumes zero redemptions
4. The $518 million of cash held in Trebia's trust account is backstopped for potential redemptions by Trebia public stockholders by a $200 million equity commitment from Cannae, together with a portion of the $400 million BofA Securities debt commitment. These amounts in conjunction with the potential for management to roll an additional $100 million of equity creates a 100% backstop against potential future redemptions.

S1

5

System1 Checks All of Our Boxes

Large TAM	✔ **System1 operates in a very large and growing market** • U.S. digital advertising was a $150B market in 2021, growing to $278B in 2024[1] • Serving advertisers across every industry vertical for mass relevancy
Differentiated Solution	✔ **System1's RAMP platform drives a long term sustainable advantage** • RAMP is a comprehensive technology platform that enables System1 to programmatically acquire, refine and monetize customers across all advertising channels and industry verticals at significant scale • 1st Party data (not reliant on third-party cookies) positions System1 for the future of online consumer privacy
Proven Track Record	✔ **Long track-record of performance** • 2021E Adj. EBITDA of $109M, and 2018A – 2021E Adj. EBITDA CAGR of 33% • System1 has had positive Adj. EBITDA since inception
Strong Management	✔ **Strong management team that has worked together for many years** • Founder-led management team with track record of success • Deep knowledge of sector and strong employee loyalty • Management team holding significant equity in the transaction
Flexible Capital Structure	✔ **Strong FCF generation allows for capital structure flexibility** • Pro forma balance sheet with limited leverage and capital structure flexibility • Strong cash flow generation to service debt
Proven Platform	✔ **System1 business model and technology provides a platform that scales to support organic growth and integrate M&A** • Successfully acquired and scaled 7 companies • We look to continue their success & execute on larger opportunities
Leverage Playbook	✔ **Proven track record of driving significant shareholder value** • Trebia to help drive cost efficiencies and organic and inorganic growth initiatives • Experience in scaling public businesses and expanding multiples

1. Source: eMarketer

6

Leverage Trebia Value Creation Playbook

Trebia Co-Founders have consistently scaled public businesses, executed M&A, increased margins and drove multiple expansion and public investor returns



William P. Foley II
Co-Founder



Frank R. Martire Jr
Co-Founder

	Proven SPAC Sponsor			Consistent Success in Technology Businesses with Large TAM's				Decades of Driving Significant Shareholder Value			
	Paysafe:[1]	alight[1]	Wynn[1]	Fidelity	Black Knight	dun & bradstreet	FIS	fiserv.	Metavante	NCR	SYSTEM1
Industry Served	FinTech	Workplace Benefits & Payroll	Interactive Gaming	Real Estate	Mortgage	Data & Analytics	FinTech	FinTech	FinTech	Technology	Technology
Organic Revenue Acceleration	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
EBITDA Margin Expansion	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Transformative Acquisitions	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Multiple Expansion	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Sources: Public company filings and Factset
1. Recent acquisitions / value creation in progress - Wynn Interactive transaction subject to close

7

Partnership Will Accelerate Business Opportunities and Drive Multiple Expansion Leading Omni- Profitable & Compelling Following Significant channel Customer Entry Valuation Proven Growth Established Opportunity for Acquisition and Story With Attractive Value Creation Value Creation Monetization Transaction Playbook Through Engine Structure Revenue Growth, Margin Improvement and Multiple Expansion 8Partnership Will Accelerate Business Opportunities and Drive Multiple Expansion Leading Omni- Profitable & Compelling Following Significant channel Customer Entry Valuation Proven Growth Established Opportunity for Acquisition and Story With Attractive Value Creation Value Creation Monetization Transaction Playbook Through Engine Structure Revenue Growth, Margin Improvement and Multiple Expansion 8

Company Overview 9Company Overview 9

is a leading omnichannel customer acquisition marketing platform, delivering high-intent customers to advertisers and to our own subscription products 10is a leading omnichannel customer acquisition marketing platform, delivering high-intent customers to advertisers and to our own subscription products 10

System1 at a Glance

- System1 finds and delivers high intent customers across 50+ major advertising verticals
- System1's proprietary Responsive Acquisition Marketing Platform (RAMP) drives the business and provides a sustainable competitive advantage
- Proprietary 1st party data positions System1 for future of online consumer privacy
- Operating at scale and profitable across highly diversified marketing & revenue channels
- Founder-led with 52% management ownership post-transaction

130M+
Monthly Visitors[1]

2M+
Active Subscribers[2]

4B
Rows of Data Ingested Daily[3]

500M
Monthly Distinct Search Queries[1]

$109M
2021E Adj. EBITDA

1. Monthly average for Q2 2021
2. As of June 30, 2021
3. Daily average for June 2021

11

Consistent Growth & Profitability… Adj. Revenue Adj. EBITDA ($ in millions) ($ in millions) $109 $778 $560 $68 $63 $439 $53 $385 $46 $297 $257 $21 2018 2019 2020 2021E 1H 2020 1H 2021 2018 2019 2020 2021E 1H 2020 1H 2021 Change in +$9 +$13 +$18 +$22 +$9 +$11 Deferred Revenue Note: Adj. Revenue and Adj. EBITDA include pro forma consolidation of pre-acquisition results in historical periods. See Appendix for a reconciliation of non-GAAP metrics 12 to comparable GAAP metrics. Change in Deferred Revenue is an operating metric used by management in conjunction with billings to provide insight into the performance and cash flow of the business. Figures in charts may not foot due to rounding. Consistent Growth & Profitability… Adj. Revenue Adj. EBITDA ($ in millions) ($ in millions) $109 $778 $560 $68 $63 $439 $53 $385 $46 $297 $257 $21 2018 2019 2020 2021E 1H 2020 1H 2021 2018 2019 2020 2021E 1H 2020 1H 2021 Change in +$9 +$13 +$18 +$22 +$9 +$11 Deferred Revenue Note: Adj. Revenue and Adj. EBITDA include pro forma consolidation of pre-acquisition results in historical periods. See Appendix for a reconciliation of non-GAAP metrics 12 to comparable GAAP metrics. Change in Deferred Revenue is an operating metric used by management in conjunction with billings to provide insight into the performance and cash flow of the business. Figures in charts may not foot due to rounding.

…and a Highly Diversified & Resilient Business Platform Advertising Revenue by Platform Revenue by Vertical Acquisition Channel Vertical Agnostic Other Other Social Privacy / No dependency on any Retail Security Organic Home & specific advertiser or Garden vertical Search Jobs & Native Education Autos Omnichannel Acquiring customers Travel & Display Tourism across all major networks Leisure & Health Lifesytle Business & Technology Finance Network Partners 13 Note: All metrics shown are for the twelve months ended June 30, 2021 on a pro forma basis…and a Highly Diversified & Resilient Business Platform Advertising Revenue by Platform Revenue by Vertical Acquisition Channel Vertical Agnostic Other Other Social Privacy / No dependency on any Retail Security Organic Home & specific advertiser or Garden vertical Search Jobs & Native Education Autos Omnichannel Acquiring customers Travel & Display Tourism across all major networks Leisure & Health Lifesytle Business & Technology Finance Network Partners 13 Note: All metrics shown are for the twelve months ended June 30, 2021 on a pro forma basis

Our Business Lines Advertising Subscription Revenue Generated Through Revenue Generated Through Digital Advertising Digital Subscriptions Owned & Operated (O&O) Network Owned & Operated Properties Partners Digital Products +25 more Adj. Gross $119M $36M $22M 1 Profit: 14 1. All metrics shown are for the twelve months ended June 30, 2021. See Appendix for a reconciliation of non-GAAP metrics to comparable GAAP metrics.Our Business Lines Advertising Subscription Revenue Generated Through Revenue Generated Through Digital Advertising Digital Subscriptions Owned & Operated (O&O) Network Owned & Operated Properties Partners Digital Products +25 more Adj. Gross $119M $36M $22M 1 Profit: 14 1. All metrics shown are for the twelve months ended June 30, 2021. See Appendix for a reconciliation of non-GAAP metrics to comparable GAAP metrics.

Our Business Model: Find & Deliver High Intent Customers Across 50+ Major Advertising Verticals #1 #2 #3 Unlock Customer Intent Refine Customer Intent Monetize Customer Intent RAMP algorithmically places advertisement Consumer System1 is paid rd by sending on a 3 party views & clicks on ad and is consumer to customer directed to one relevant acquisition platform of System1’s advertising (Google, 40+ web sites network, direct advertiser, or Facebook, where consumer System1 Pinterest, etc.) intent is subscription to acquire in- market further refined product consumers with purchase intent • 40 Websites• 800M+ Clicks to Advertisers • Spending ~$500M Annually On Digital • Search engines & vertical-specific content• ~$700M of Consolidated Revenue Advertising 1 • ~1.4B annual visitors• $0.19 of O&O Revenue per Session • Generates 2.8B Sessions 1 • $0.14 of O&O Cost per Session 15 Note: All metrics shown are for the twelve months ended June 30, 2021 1. A session is a monetizable user visitOur Business Model: Find & Deliver High Intent Customers Across 50+ Major Advertising Verticals #1 #2 #3 Unlock Customer Intent Refine Customer Intent Monetize Customer Intent RAMP algorithmically places advertisement Consumer System1 is paid rd by sending on a 3 party views & clicks on ad and is consumer to customer directed to one relevant acquisition platform of System1’s advertising (Google, 40+ web sites network, direct advertiser, or Facebook, where consumer System1 Pinterest, etc.) intent is subscription to acquire in- market further refined product consumers with purchase intent • 40 Websites• 800M+ Clicks to Advertisers • Spending ~$500M Annually On Digital • Search engines & vertical-specific content• ~$700M of Consolidated Revenue Advertising 1 • ~1.4B annual visitors• $0.19 of O&O Revenue per Session • Generates 2.8B Sessions 1 • $0.14 of O&O Cost per Session 15 Note: All metrics shown are for the twelve months ended June 30, 2021 1. A session is a monetizable user visit

RAMP Dynamically Places Advertisements Across #1 All Major Customer Acquisition Channels… Social Display AI & machine learning creates bespoke ads for 50+ advertiser verticals in each acquisition channel Native Search • RAMP dynamically adjusts bid pricing for each advertising campaign to maximize profit and limit financial risk as market conditions shift • RAMP manages 65k daily advertising campaigns, optimizes these campaigns 11M times daily, driving 130M monthly web site visitors 16 Note: All metrics shown are average monthly metrics as of Q2 2021RAMP Dynamically Places Advertisements Across #1 All Major Customer Acquisition Channels… Social Display AI & machine learning creates bespoke ads for 50+ advertiser verticals in each acquisition channel Native Search • RAMP dynamically adjusts bid pricing for each advertising campaign to maximize profit and limit financial risk as market conditions shift • RAMP manages 65k daily advertising campaigns, optimizes these campaigns 11M times daily, driving 130M monthly web site visitors 16 Note: All metrics shown are average monthly metrics as of Q2 2021

#2 …Advertising Directs Consumers To System1 Web Sites, Which Further Qualify Consumer Purchase Intent... 40+ Internet Properties Across Multiple Industries 130M+ 1 Monthly Visitors 1 1 1 ~29M Monthly Users ~38M Monthly Users ~8M Monthly Users 500M Other System1 Owned & Operated 25+ more Monthly Distinct 1 Search Queries Properties Consumers refine their purchase intent by entering a search or reading an article on our web sites 17 1. All metrics shown are average monthly metrics as of Q2 2021#2 …Advertising Directs Consumers To System1 Web Sites, Which Further Qualify Consumer Purchase Intent... 40+ Internet Properties Across Multiple Industries 130M+ 1 Monthly Visitors 1 1 1 ~29M Monthly Users ~38M Monthly Users ~8M Monthly Users 500M Other System1 Owned & Operated 25+ more Monthly Distinct 1 Search Queries Properties Consumers refine their purchase intent by entering a search or reading an article on our web sites 17 1. All metrics shown are average monthly metrics as of Q2 2021

#3 …and Then We Deliver High-Intent New Customers to Our Advertisers & System1 Subscription Products Select Customers Metrics • O&O Advertising Ad Revenue: Networks $530M+ • Total User Sessions: 2.8BN • O&O Advertising Revenue Direct Per Advertisers Session: $0.19 Monetizing Consumer Proprietary Products Traffic • 2.2M Paying subs as of System1 6/30/21 Digital • $136M in Billings Subscriptions 18 Note: All metrics shown are for the twelve months ended June 30, 2021 unless otherwise noted #3 …and Then We Deliver High-Intent New Customers to Our Advertisers & System1 Subscription Products Select Customers Metrics • O&O Advertising Ad Revenue: Networks $530M+ • Total User Sessions: 2.8BN • O&O Advertising Revenue Direct Per Advertisers Session: $0.19 Monetizing Consumer Proprietary Products Traffic • 2.2M Paying subs as of System1 6/30/21 Digital • $136M in Billings Subscriptions 18 Note: All metrics shown are for the twelve months ended June 30, 2021 unless otherwise noted

RAMP Technology Enables Our Business Success AI-powered Marketing Unlocks Leverage Our Websites to Further Deliver and Monetize High-Intent Customer Intent… Qualify Customer Intent…. Customers to Advertisers / Subscription Programmatic Content & Monetization Buying Ad Engine Decisioning Platform Real Time Ad Media A/B UI A/B Engine Revenue Interface Attribution Machine Privacy Focused 4B Rows of Data Learning st 1 Party Data Ingested Daily / Data Science 19RAMP Technology Enables Our Business Success AI-powered Marketing Unlocks Leverage Our Websites to Further Deliver and Monetize High-Intent Customer Intent… Qualify Customer Intent…. Customers to Advertisers / Subscription Programmatic Content & Monetization Buying Ad Engine Decisioning Platform Real Time Ad Media A/B UI A/B Engine Revenue Interface Attribution Machine Privacy Focused 4B Rows of Data Learning st 1 Party Data Ingested Daily / Data Science 19

rd We are well positioned as 3 party cookies & intrusive tracking goes away Recent Privacy Shifts in Digital Marketing Emphasize First- One of the largest st independent 1 -party party Data… search providers RAMP does not st Focused on 1 -party rd rely on 3 -party intent data cookies First-party relationships are vital in a privacy-first world. Protecting privacy means an end to… third-party cookies Cookie-based advertising becomes - David Temkin, Director of Product less effective Management, Ads Privacy and Trust 20rd We are well positioned as 3 party cookies & intrusive tracking goes away Recent Privacy Shifts in Digital Marketing Emphasize First- One of the largest st independent 1 -party party Data… search providers RAMP does not st Focused on 1 -party rd rely on 3 -party intent data cookies First-party relationships are vital in a privacy-first world. Protecting privacy means an end to… third-party cookies Cookie-based advertising becomes - David Temkin, Director of Product less effective Management, Ads Privacy and Trust 20

Our Responsive Acquisition Marketing Platform (RAMP) is the Underlying Technology Driving Our Success 21Our Responsive Acquisition Marketing Platform (RAMP) is the Underlying Technology Driving Our Success 21

Our Technology Moat Widens As Our Business Grows Key Competitive Advantages System1’s Virtuous Flywheel Highly Efficient Customer Omnichannel Acquisition Closed-Loop More Attribution Vertical Agnostic Customer Traffic st Privacy Focused 1 Party Data Higher Data-Driven Monetization Optimization End to End Tech Stack and Profits Better Plug N’ Play M&A Conversion 22Our Technology Moat Widens As Our Business Grows Key Competitive Advantages System1’s Virtuous Flywheel Highly Efficient Customer Omnichannel Acquisition Closed-Loop More Attribution Vertical Agnostic Customer Traffic st Privacy Focused 1 Party Data Higher Data-Driven Monetization Optimization End to End Tech Stack and Profits Better Plug N’ Play M&A Conversion 22

System1’s Differentiated Positioning in the Customer Acquisition Landscape Multi- Vertical Sub-scale companies Single Vertical Single Advertising + 23 Monetization SubscriptionSystem1’s Differentiated Positioning in the Customer Acquisition Landscape Multi- Vertical Sub-scale companies Single Vertical Single Advertising + 23 Monetization Subscription

Growth Strategy 24Growth Strategy 24

Advertising: Multiple Drivers of Growth

Optimizations to drive acquisition & monetization efficiencies[1]

RAMP manages **65K** ad campaigns daily

11M daily campaign & keyword optimizations conducted programmatically by RAMP

295+ advertising keywords in our database across **50+** advertising verticals

$0.19 Revenue per Session[2] up 37% YoY

Expand our Direct-to-Advertiser business

Delivering Customers to ~100 Advertisers Directly

American, AmeriSave Mortgage Corporation, Better, byte, Choice Home Warranty, credible, freedom, IVL, Lemonade, lendingtree, pawp, pumpkin, Quicken Loans, Select

Grow & expand our international business

International Advertising Revenue ($M)



YoY Growth: 201%
$17
$52
1H '20
1H '21
% of platform revenue
5%
13%

1. All metrics shown are for the twelve months ended June 30, 2021
2. A session is a monetizable user visit

25

Subscription: Land and Expand with Existing and New Products Continue to Acquire More High Subscriber Retention Drives Subscribers Billings Growth (in thousands) ($ in millions) $78 1,902 $43 861 2018 1H 20 20 20 21 2018 2020 1 Increase in Billings Per User Launch New Products $83+ $29+ 2018 2020 26 1. Based on 2018 customer cohort; Billings Per User is calculated as billings divided by end of year subscribers for the cohortSubscription: Land and Expand with Existing and New Products Continue to Acquire More High Subscriber Retention Drives Subscribers Billings Growth (in thousands) ($ in millions) $78 1,902 $43 861 2018 1H 20 20 20 21 2018 2020 1 Increase in Billings Per User Launch New Products $83+ $29+ 2018 2020 26 1. Based on 2018 customer cohort; Billings Per User is calculated as billings divided by end of year subscribers for the cohort

Strategic M&A Can Drive Upside to Our Projections Focus on Proprietary RAMP is Built to Target Rich Deals & Growth Facilitate Plug & Play Environment Synergies M&A 27Strategic M&A Can Drive Upside to Our Projections Focus on Proprietary RAMP is Built to Target Rich Deals & Growth Facilitate Plug & Play Environment Synergies M&A 27

We Have a Successful & Growing M&A Track Record

Acquisition	Develop and augment new user acquisition channels	Build strong brands in focus markets or verticals	Diversify monetization capabilities	O&O Product Extension	Accelerate international growth
	✓	✓	✓	✓	✓
MapQuest	✓	✓	✓	✓	✓
Concourse Media	✓	✓			
Startpage		✓		✓	✓
info.com	✓	✓	✓	✓	✓
QOOL	✓	✓	✓		
infospace	✓	✓	✓	✓	

Startpage

- Strong consumer brand for private search with significant international presence
- Significant day 1 acquisition synergies due to superior System1 monetization terms and UI testing platform to improve RPS
- Migration to RAMP framework led to further RPS improvements



Search RPM Growth Under System1
~2x
$6.83
$14.72
LTM as of
12/31/18
Q2'21

MapQuest

- Strong consumer brand and travel-related search engine
- Underinvested by previous owner
- Superior display monetization from RAMP drove 32% increase in site monetization within 1 month of acquisition close
- Migration to RAMP led to significant opportunity to acquire and monetize traffic
- Q2 21 revenue more than double Q3 2019 (pre-acquisition)



Site RPM Growth Under System1
~3x
$9.71
$32.20
LTM as of
9/19/19
Q2'21

Note: "O&O" refers to Owned & Operated; "RPM" refers to page revenue per thousand impressions; "RPS" refers to revenue per session;

28

High Priority M&A Opportunities CURRENT FOCUS AREAS RAMP bolt-on Accelerate existing Enter adjacent technology business lines markets 29High Priority M&A Opportunities CURRENT FOCUS AREAS RAMP bolt-on Accelerate existing Enter adjacent technology business lines markets 29

Founder-Led Team With an Exceptionally Deep Bench 350+ Employees Michael Blend Tridivesh Kidambi Paul Filsinger CEO & Co-Founder CFO President 50% Of employees in engineering, product, & data science 52% Pro-forma founder and Jen Robinson Beth Sestanovich Brian Coppola management Chief Technology Officer Chief People Officer Chief Product Officer ownership post transaction 30Founder-Led Team With an Exceptionally Deep Bench 350+ Employees Michael Blend Tridivesh Kidambi Paul Filsinger CEO & Co-Founder CFO President 50% Of employees in engineering, product, & data science 52% Pro-forma founder and Jen Robinson Beth Sestanovich Brian Coppola management Chief Technology Officer Chief People Officer Chief Product Officer ownership post transaction 30

Financial Performance 31Financial Performance 31

Financial Highlights A Rule of 40 Business 1 Strong Revenue Growth and Profitability Diverse Business Model 2 Generating Revenue Across Verticals Through Advertising and Subscriptions Strong and Consistent Organic Growth 3 RAMP Platform Enables Continuous Optimization Driving Operating Leverage Exceptional M&A Track Record 4 Established History of Driving Significant Growth by Leveraging RAMP Platform on M&A Strong Alignment with Shareholders 5 Founder-led Management Team Heavily Invested with Substantial Ownership 32Financial Highlights A Rule of 40 Business 1 Strong Revenue Growth and Profitability Diverse Business Model 2 Generating Revenue Across Verticals Through Advertising and Subscriptions Strong and Consistent Organic Growth 3 RAMP Platform Enables Continuous Optimization Driving Operating Leverage Exceptional M&A Track Record 4 Established History of Driving Significant Growth by Leveraging RAMP Platform on M&A Strong Alignment with Shareholders 5 Founder-led Management Team Heavily Invested with Substantial Ownership 32

Rule of 40 Company Strong Growth Trajectory & Track Record of Profitability Adj. Revenue Adj. EBITDA ($ in millions) ($ in millions) $109 • The Company increased its $778 guidance since transaction $133 announcement $68 given strong $63 performance of $560 its business lines $53 16% $88 $439 $46 • Increased 2021 16% 14% $385 $53 Adj. EBITDA 14% guidance from $67 $606 $297 11% $98M to $109M $257 8% $34 $21 $434 $40 • We will update $348 guidance for 2022 $302 $228 post Q3 results $199 $35 $38 $38 $39 2018 2019 2020 2021E 1H 2020 1H 2021 $19 $17 2018 2019 2020 2021E 1H 2020 1H 2021 Change in +$9 +$13 +$18 +$22 +$9 +$11 Deferred Revenue Owned & Operated Properties Subscription Network Partners % Margin Note: Adj. Revenue and Adj. EBITDA include pro forma consolidation of pre-acquisition results in historical periods. See Appendix for a reconciliation of non-GAAP metrics 33 to comparable GAAP metrics. Change in Deferred Revenue is an operating metric used by management in conjunction with billings to provide insight into the performance and cash flow of the business. Figures in charts may not foot due to rounding. Rule of 40 Company Strong Growth Trajectory & Track Record of Profitability Adj. Revenue Adj. EBITDA ($ in millions) ($ in millions) $109 • The Company increased its $778 guidance since transaction $133 announcement $68 given strong $63 performance of $560 its business lines $53 16% $88 $439 $46 • Increased 2021 16% 14% $385 $53 Adj. EBITDA 14% guidance from $67 $606 $297 11% $98M to $109M $257 8% $34 $21 $434 $40 • We will update $348 guidance for 2022 $302 $228 post Q3 results $199 $35 $38 $38 $39 2018 2019 2020 2021E 1H 2020 1H 2021 $19 $17 2018 2019 2020 2021E 1H 2020 1H 2021 Change in +$9 +$13 +$18 +$22 +$9 +$11 Deferred Revenue Owned & Operated Properties Subscription Network Partners % Margin Note: Adj. Revenue and Adj. EBITDA include pro forma consolidation of pre-acquisition results in historical periods. See Appendix for a reconciliation of non-GAAP metrics 33 to comparable GAAP metrics. Change in Deferred Revenue is an operating metric used by management in conjunction with billings to provide insight into the performance and cash flow of the business. Figures in charts may not foot due to rounding.

A Highly Diversified Business Model

Diversified Across Verticals and Acquisition Channels

Platform Revenue by Vertical



Privacy / Security
Health
Finance
Business & Technology
Leisure & Lifesytle
Travel & Tourism
Autos
Jobs & Education
Home & Garden
Retail
Other

Relationships with search networks enable vertical diversification

Platform Advertising Revenue by Acquisition Channel



Search
Network Partners
Display
Native
Organic
Social
Other

RAMP identifies & scales marketing across the most efficient channels

Resiliency through COVID



Adj. Gross Profit[1]
($ in millions)
Resilience through COVID19
30%
$28
$31
$34
$36
$33
$22
$37
$43
$40
$57
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2019
2020
2021

Diversification Leads to Resilient Business Model

Note: All metrics shown are for the twelve months ended June 30, 2021 on a pro forma basis

1. Adj. Gross Profit includes pro forma consolidation of pre-acquisition results in historical periods. See Appendix for a reconciliation of non-GAAP metrics to comparable GAAP metrics.

34

Acquisition of Protected Drives Our Subscription Business Customer Count Subscription Billings Subscription Adj. Gross Profit (in millions) ($ in millions) ($ in millions) $180 2016 Cohort 2017 Cohort 2018 Cohort 2.2 2019 Cohort 2020 Cohort 2021E Cohort $150 1.9 $16 $120 1.2 $90 70%+ from 0.9 customers $60 acquired in ($2) prior years $30 ($12) ($17) $0 2018 2019 2020 1H 2021 2017 2018 2019 2020 2021E 2018 2019 2020 1H 2021 Highly Predictable Recurring Revenue Model System1 has been investor & Prior period investments in Strong pipeline of new Became profitable on a #1 #2 #3 #4 partner since 2018 customer acquisition subscription products billings basis in Q4 20 provides revenue lift in 2021 provides platform for long- and beyond term growth 35 Note: See Appendix for a reconciliation of non-GAAP metrics to comparable GAAP metrics. Acquisition of Protected Drives Our Subscription Business Customer Count Subscription Billings Subscription Adj. Gross Profit (in millions) ($ in millions) ($ in millions) $180 2016 Cohort 2017 Cohort 2018 Cohort 2.2 2019 Cohort 2020 Cohort 2021E Cohort $150 1.9 $16 $120 1.2 $90 70%+ from 0.9 customers $60 acquired in ($2) prior years $30 ($12) ($17) $0 2018 2019 2020 1H 2021 2017 2018 2019 2020 2021E 2018 2019 2020 1H 2021 Highly Predictable Recurring Revenue Model System1 has been investor & Prior period investments in Strong pipeline of new Became profitable on a #1 #2 #3 #4 partner since 2018 customer acquisition subscription products billings basis in Q4 20 provides revenue lift in 2021 provides platform for long- and beyond term growth 35 Note: See Appendix for a reconciliation of non-GAAP metrics to comparable GAAP metrics.

Historical and Projected Financial Detail

($ in millions)

	2018	2019	2020	2021E	1H 2020	1H 2021
Adj. Revenue						
Owned & Operated Properties	$228	$348	$434	$606	$199	$302
Network Partners	$35	38	38	39	19	17
Advertising Total	**$263**	**$386**	**$472**	**$644**	**$218**	**$318**
Subscription	34	53	88	133	40	67
Total	**$297**	**$439**	**$560**	**$778**	**$257**	**$385**
YoY Growth		*48%*	*28%*	*39%*	*29%*	*50%*
Adj. Gross Profit						
Owned & Operated Properties	$80	$102	$100	$129	$46	$65
Network Partners	$33	$37	$36	$38	$17	$16
Advertising Total	**$113**	**$140**	**$136**	**$167**	**$63**	**$81**
Subscription	(17)	(12)	(2)	32	(8)	16
Total	**$96**	**$128**	**$134**	**$199**	**$55**	**$97**
% Margin	*32.5%*	*29.1%*	*23.9%*	*25.6%*	*21.3%*	*25.2%*
Operating Expense [1]	$50	$59	$71	$90	$33	$44
Adj. EBITDA	**$46**	**$68**	**$63**	**$109**	**$21**	**$53**
% Margin	*15.6%*	*15.5%*	*11.2%*	*14.0%*	*8.4%*	*13.8%*
YoY Growth		*48%*	*(8%)*	*74%*	*(24%)*	*146%*
Less: Capitalized Expenditures	($5)	($6)	($6)	($7)	($4)	($3)
Adj. Free Cash Flow	**$41**	**$62**	**$56**	**$102**	**$18**	**$50**
Adj. FCF / Adj. EBITDA	*89.2%*	*91.7%*	*90.0%*	*93.6%*	*81.8%*	*93.6%*
Memo: Change in Deferred Revenue	+$9	+$13	+$18	+$22	+$9	+$11

Note: Adj. Revenue, Adj. Gross Profit and Adj. EBITDA include pro forma consolidation of pre-acquisition results in historical periods. See Appendix for a reconciliation of non-GAAP metrics to comparable GAAP metrics. Change in Deferred Revenue is an operating metric used by management in conjunction with billings to provide insight into the performance and cash flow of the business. Figures in table may not foot due to rounding.
1. Operating Expense excludes Depreciation & Amortization, Stock-based Compensation, and Non-recurring Expenses.

36

Investment Highlights ü A fast growing and profitable business RAMP platform provides a strong and sustainable ü competitive advantage A highly diversified business across its marketing and ü monetization capabilities Proven M&A capabilities ü Strong, industry-experienced and founder-led ü management team 37Investment Highlights ü A fast growing and profitable business RAMP platform provides a strong and sustainable ü competitive advantage A highly diversified business across its marketing and ü monetization capabilities Proven M&A capabilities ü Strong, industry-experienced and founder-led ü management team 37

Transaction Overview 38Transaction Overview 38

Transaction Overview

Sources and Uses ($m)[1]

Sources	Amount	%
SPAC Cash	$518	33%
S1 / Protected Equity Rollover	668	43%
Term Loan Debt[2]	325	21%
Cash on Balance Sheet	35	2%
Total Sources	**$1,545**	**100%**

Uses	Amount	%
Cash to Court Square	$250	16%
Cash to S1 / Protected Management	213	14%
Cash to Balance Sheet	184	12%
S1 / Protected Management Rollover	668	43%
Paydown Existing Debt	176	11%
Fees & Expenses	55	4%
Total Uses	**$1,545**	**100%**

Pro Forma Valuation ($m)

Valuation	Amount
PF Shares Outstanding	128.5
Share Price	$10.00
PF Equity Value	**$1,285**
(+) PF Net Debt[3]	141
PF Enterprise Value	**$1,426**

Pro Forma Ownership[4]


Founder Shares
8%
SPAC
Investors
40%
S1 / Protected
Management
52%

Note: The $518 million of cash held in Trebia's trust account is backstopped for potential redemptions by Trebia public stockholders by a $200 million equity commitment from Cannae, together with a portion of the $400 million BofA Securities debt commitment. These amounts in conjunction with the potential for management to roll an additional $100 million of equity creates a 100% backstop against potential future redemptions.

1. Sources and Uses represents the business combination of System1 and Protected with Trebia Acquisition Corp.
2. Assume System1 utilizes $325m of the $400m of total committed debt
3. Represents debt of $325m less balance sheet cash of $184m
4. Excludes impact of warrants; excludes 1.45m sponsor shares and 1.45m sponsor shares which are transferred to management and employees (both are restructured as an earnout at a $12.50 VWAP threshold). Includes 66.75m existing shareholders rollover shares, 10.04m SPAC sponsor shares, and 51.75m SPAC investors shares

39

Defining System1’s Public Comparables Leading User Acquisition & Monetization Businesses 40Defining System1’s Public Comparables Leading User Acquisition & Monetization Businesses 40

Peer Trading Analysis – Benchmarking

2020-2021 Revenue Growth


Median: 18.7%
38.2%
SYSTEM1
35.1%
TechTarget (1)
28.4%
EVERQUOTE
21.9%
lendingtree
18.7%
MediaAlpha
14.5%
J2 GLOBAL
14.2%
QUINSTREET
11.0%
Taboola

TEV / 2021 EBITDA


Median: 17.2x
10.9x
SYSTEM1
27.1x
TechTarget
24.2x
MediaAlpha
23.3x
EVERQUOTE
17.2x
lendingtree
15.4x
QUINSTREET
11.7x
J2 GLOBAL
10.3x
Taboola

EBITDA Margin	16.4%	37.1%	9.5%	5.7%	13.1%	9.5%	40.3%	11.5%

Source: FactSet (as of 9/17/21)
Note: For purposes of comparability in analyzing performance, System1 and selected comparable companies have been adjusted to add the change in Deferred Revenue to both Revenue and EBITDA. Companies adjusted with foregoing changes include System1, J2 Global, TechTarget and EverQuote.
1. 2020 financials for TechTarget are pro-forma for the BrightTALK acquisition.

41

Regression: TEV / EBITDA vs. Revenue Growth 2 R = 73.7% 30.0x 25.0x 20.0x 15.0x 10.0x 5.0x 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 2020 - 2021 Revenue Growth Source: FactSet (as of 9/17/21) 42 Note: For purposes of comparability in analyzing performance, System1 and selected comparable companies have been adjusted to add the change in Deferred Revenue to both Revenue and EBITDA. Changes include System1, J2 Global, TechTarget and EverQuote. TEV / 2021 EBITDARegression: TEV / EBITDA vs. Revenue Growth 2 R = 73.7% 30.0x 25.0x 20.0x 15.0x 10.0x 5.0x 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 2020 - 2021 Revenue Growth Source: FactSet (as of 9/17/21) 42 Note: For purposes of comparability in analyzing performance, System1 and selected comparable companies have been adjusted to add the change in Deferred Revenue to both Revenue and EBITDA. Changes include System1, J2 Global, TechTarget and EverQuote. TEV / 2021 EBITDA

Appendix 43Appendix 43

GAAP Revenue to Adj. Revenue & Adj. Gross Profit

($ in millions)

	Q1 19	Q2 19	Q3 19	Q4 19	Q1 20	Q2 20	Q3 20	Q4 20	Q1 21	Q2 21	2018	2019	2020
GAAP Revenue													
O&O Advertising	$78	$88	$87	$117	$112	$92	$108	$125	$139	$161	$231	$370	$438
Network Advertising	8	8	10	12	11	8	9	11	8	9	35	38	38
Subscription	11	13	14	15	18	22	26	25	31	36	34	53	91
Consolidated GAAP Revenue	**$98**	**$109**	**$111**	**$143**	**$141**	**$122**	**$143**	**$161**	**$179**	**$206**	**$299**	**$461**	**$567**
Adj. Revenue Adjustments													
Less: O&O Advertising - Term. Product Lines	(9)	(11)	(8)	(13)	(5)	-	-	-	-	-	(50)	(40)	(6)
Plus: O&O Advertising - Acq. Related Adj.	8	5	5	-	1	-	-	1	1	1	47	19	2
Less: Subscription - Term. Product Lines	-	-	-	-	-	(1)	(1)	(1)	-	-	-	(1)	(3)
Subtotal GAAP to Non-GAAP Adjustments	**($1)**	**($5)**	**($3)**	**($13)**	**($5)**	**($1)**	**($1)**	**($1)**	**$1**	**$1**	**($3)**	**($22)**	**($7)**
Adjusted Revenue													
O&O Advertising	78	82	84	104	107	92	109	126	140	161	228	348	434
Network Advertising	8	8	10	12	11	8	9	11	8	9	35	38	38
Subscription	11	13	14	14	18	21	25	24	31	36	34	52	88
Consolidated Adj. Revenue	**$97**	**$103**	**$108**	**$130**	**$136**	**$121**	**$142**	**$160**	**$179**	**$206**	**$297**	**$439**	**$560**

(continued on next page)

Note: Historical periods include pro forma consolidation of pre-acquisition results. The company is not able to reasonably reconcile Adjusted Revenue and Adjusted EBITDA to the nearest GAAP metrics due to uncertainties regarding purchase accounting, stock-based compensation and taxes. Figures in table may not foot due to rounding.

44

GAAP Revenue to Adj. Revenue & Adj. Gross Profit

($ in millions)

(continued from previous page)

	Q1 19	Q2 19	Q3 19	Q4 19	Q1 20	Q2 20	Q3 20	Q4 20	Q1 21	Q2 21	2018	2019	2020
Consolidated Adj. Revenue	**$97**	**$103**	**$108**	**$130**	**$136**	**$121**	**$142**	**$160**	**$179**	**$206**	**$297**	**$439**	**$560**
Less: Pro-Forma Cost of Revenue													
O&O Advertising	(61)	(66)	(65)	(87)	(86)	(72)	(84)	(97)	(111)	(126)	(190)	(280)	(339)
Network Advertising	-	-	-	-	-	(2)	-	-	-	-	(1)	(1)	(2)
Subscription	(15)	(16)	(17)	(19)	(22)	(26)	(22)	(21)	(28)	(23)	(51)	(67)	(91)
Subtotal: Pro-Forma Cost of Revenue	**($77)**	**($82)**	**($82)**	**($106)**	**($109)**	**($100)**	**($106)**	**($118)**	**($139)**	**($149)**	**($242)**	**($348)**	**($432)**
Adj. Gross Profit Adjustments													
Plus: O&O Advertising - Term. Product Lines	7	9	7	12	5	-	-	-	-	-	42	34	5
Plus: Subscription - Term. Product Lines	-	1	1	1	-	-	-	-	-	-	-	2	1
Subtotal GAAP to Non-GAAP Adjustments	**$7**	**$10**	**$7**	**$12**	**$5**	**$1**	**$ -**	**$ -**	**$ -**	**$-**	**$42**	**$36**	**$6**
Adj. Gross Profit													
O&O Advertising	24	25	25	29	26	20	25	29	30	35	80	102	100
Network Advertising	8	8	10	12	11	6	9	10	8	9	33	37	36
Subscription	(4)	(2)	(2)	(5)	(4)	(5)	3	3	3	13	(17)	(12)	(2)
Consolidated Adj. Gross Profit	**$28**	**$31**	**$34**	**$36**	**$33**	**$22**	**$37**	**$43**	**$40**	**$57**	**$96**	**$128**	**$134**

Note: Historical periods include pro forma consolidation of pre-acquisition results. Figures in table may not foot due to rounding.

45

Net Income to Adj. EBITDA

($ in millions)

	Q1 19	Q2 19	Q3 19	Q4 19	Q1 20	Q2 20	Q3 20	Q4 20	Q1 21	Q2 21	2018	2019	2020
Consolidated Net Income / (Loss)	**($4)**	**($1)**	**$2**	**$6**	**$ -**	**($12)**	**$3**	**$13**	**$5**	**$19**	**($18)**	**$4**	**$3**
Plus: Tax	-	1	1	(1)	1	-	1	1	-	-	-	1	2
Plus: Interest Expense	6	6	6	7	7	6	6	6	4	4	21	26	25
Plus: Depreciation & Amortization	5	5	5	(3)	6	6	6	(5)	4	3	5	11	14
Plus: Other Expense	-	-	1	-	-	-	-	-	-	-	-	1	-
Plus: Stock-Based Compensation & Distributions	1	1	1	8	1	3	2	4	2	3	14	12	9
Plus: Non-Recurring Expenses	1	1	-	3	1	1	3	4	4	4	12	5	10
Plus: Impact of Term. Product Lines	-	-	1	-	1	-	(2)	-	-	-	(5)	1	(1)
Plus: Acq. Related Adj.	3	2	2	-	-	-	-	-	-	-	18	8	-
Consolidated Adj. EBITDA	**$13**	**$15**	**$20**	**$19**	**$16**	**$5**	**$19**	**$22**	**$19**	**$34**	**$46**	**$68**	**$63**

Note: Historical periods include pro forma consolidation of pre-acquisition results. The company is not able to reasonably reconcile Adjusted Revenue and Adjusted EBITDA to the nearest GAAP metrics due to uncertainties regarding purchase accounting, stock-based compensation and taxes. Figures in table may not foot due to rounding.

46

Peer Public Market Data

($ in millions)

Company	Share Price	Market Cap ($mm)[1]	Enterprise Val ($mm)[2]	TEV / Rev CY21E	TEV / EBITDA CY21E	Revenue Growth CY21E	EBITDA Growth CY21E	EBITDA Margin CY21E
SYSTEM1[3]	$10.00	$1,285	$1,426[4]	1.8x	10.9x	38.2%	62.0%	16.4%
User Monetization								
J2 Global	$132.51	$6,830	$8,069	4.7x	11.7x	14.5%	11.9%	40.3%
TechTarget[5]	89.42	2,580	2,694	10.0	27.1	35.1%	63.3%	37.1%
lendingtree	155.58	2,083	2,492	2.2	17.2	21.9%	17.1%	13.1%
Taboola	8.75	2,078	1,556	1.2	10.3	11.0%	NA	11.5%
MediaAlpha	20.97	1,369	1,596	2.3	24.2	18.7%	13.6%	9.5%
QuinStreet	18.07	989	893	1.5	15.4	14.2%	31.1%	9.5%
EVERQUOTE	20.99	630	585	1.3	23.3	28.4%	36.6%	5.7%
User Monetization Mean				**3.3x**	**18.4x**	**20.6%**	**28.9%**	**18.1%**
User Monetization Median				**2.2x**	**17.2x**	**18.7%**	**24.1%**	**11.5%**

Source: Company filings, Factset, Capital IQ and Wall Street research.
Note: Market data as of September 17, 2021. Financial data excludes amortization of intangibles, the impact of stock-based compensation expense and one-time charges.

1. Market Value based on diluted shares outstanding.
2. Enterprise Value = Market Value + Total Debt + Preferred Stock + Minority Interest - Cash & Equivalents - Short-Term Investments - Long-Term Investments.
3. For purposes of comparability in analyzing performance, System1 and selected comparable companies have been adjusted to add the change in Deferred Revenue to both Revenue and EBITDA. Changes include System1, J2 Global, TechTarget and EverQuote.
4. Assumes current net debt of $141M.
5. 2020 financials for TechTarget are pro-forma for the BrightTALK acquisition.

S1 47